                                                                   Exhibit 10.32

Forest City Enterprises, Inc.
10800 Brookpark Road
Cleveland, OH 44130
Attention:  Thomas G. Smith

                Re:     Split-Dollar Insurance Agreement
                        --------------------------------

Dear Tom:

                This letter supplements the Split-Dollar Insurance Agreement and Assignment of Life Insurance as Collateral (the "Agreement") dated November 2, 1996, between Forest City Enterprises, Inc. ("FCE") and the undersigned as Trustees under the Charles Ratner 1992 Irrevocable Trust Agreement dated March 12, 1992, with respect to a certain second-to-die Northwestern Mutual Life Insurance Policy (the "Policy") identified in such Agreement, insuring the lives of Charles Ratner and Ilana Ratner.

                Pursuant to Section 2 of the Agreement, FCE is obligated to pay a portion of the annual premiums on the Policy each year the Agreement is in effect, and Policy dividends are to be applied to purchase paid-up additions (unless otherwise applied at the direction of the undersigned pursuant to Section 3 of the Agreement).

                If the financial performance of the Policy meets or exceeds the projections attached hereto as Exhibit 1 (the "Projections") during any period on or after the date when 8 annual premium payments have been made under the Agreement on the Policy, then it has been (and is hereby) agreed between FCE and the undersigned that, only during such period on or after such date that the Policy meets or exceeds the Projections, (i) the undersigned shall waive premium payments by FCE under the Agreement, and (ii) the undersigned shall elect to apply Policy dividends when and as necessary to reduce premiums to keep the Policy in force without premium payments by FCE during such period.

                The terms of this letter are effective, along with the Agreement, as of November 2, 1996.

                                        Sincerely yours,

                                        /s/ James Ratner      12/6/96
                                        -----------------------------
                                        James Ratner, Trustee    Date

                                        /s/ Albert Ratner     12/6/96
                                        -----------------------------
                                        Albert Ratner, Trustee   Date

Acknowledged and Agreed:

FOREST CITY ENTERPRISES, INC.

By: /s/ Thomas G. Smith
   ----------------------------

Title: Senior Vice President,
       Chief Financial Officer,
       and Secretary


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                                                                                                               Page 1 of 3
POLICY NUMBER 12110582      POLICY DATE 02/02/92
APPROXIMATION - BILLING AND ANNUAL POLICY STATEMENTS CONTAIN ACTUAL VALUES


                                                             EXHIBIT 1

$5,000,000 JOINT COMPLIFE PLAN  -  INSURANCE PAYABLE ON SECOND DEATH
FOR ILANA H RATNER       AGE 42 FEMALE.                                             BASIC AMOUNT..............  $1,429,000
    CHARLES A  RATNER    AGE 50 MALE.                                               ADDITIONAL PROTECTION.....  $3,571,000**

CURRENT ANNUAL PREMIUM  $33,270.98  (INCLUDES $13,768.00 ADDITIONAL PREMIUM)                           QUIK PAY PLUS
              ----DIVIDENDS PURCHASE ADDITIONS FOR 12 YEARS AND THEN REDUCE PREMIUMS WITH ANY EXCESS TO ADDITIONS----

                                 CORP                  CORP                                                  EXEC       EXEC
                                 NET        CORP       NET        EXEC                                        NET       NET
           CORP                 AFTER        NET       CASH        NET      EXEC        EXEC       EXEC      AFTER      CASH
          POLICY     EXEC        TAX        DEATH      SURR       DEATH    TAXABLE      TAX       POLICY      TAX       SURR
YEAR      OUTLAY     BONUS      OUTLAY     BENEFIT     VALUE     BENEFIT    INCOME      DUE       OUTLAY     OUTLAY     VALUE
----     --------   --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
  5          N/A       750      33271            0          0    5000000       N/A        N/A        N/A        N/A     148674
  6        32774       828      33271        32774      32774    4967226       828        331        497          0     156880
  7        32679       937      33271        65453      65453    4934547       987        395        592          0     167818
  8        32555      1144      33271        98038      98038    4901962      1144        458        686          0     182615
  9        32443      1380      33271       130481     130148    4869319      1380        552        828          0     201250
 10        32382      1532      33271       162833     162833    4837167      1532        613        919          0     223926
 11        32166      1842      33271       194999     194999    4805002      1842        737       1105          0     250994
 12        31982      2148      33271       226981     224981    4773019      2148        859       1280          0     284851
 13        31754      2529      33271       258735     258735    4741265      2529       1011       1517          0     323862
 14            0      1201        721       258735     258735    4741265      3030       1201          0          0     344395
         -------     -----     -------                                       -----      -----      -----      -----
          259735     14340     300160                                        16391       7137      8433         N/A


 15            0      1391        834       258735     258735    4741265      3477       1391         0            0    411364
 16            0      1644        986       258735     258735    4741265      4109       1644         0            0    459540
 17            0      1960       1176       258735     258735    4741265      4899       1960         0            0    510356
 18            0      2307       1384       258735     258735    4741265      5769       2307         0            0    564084
 19            0      2718       1631       258735     258735    4741265      6796       2718         0            0    620757
 20            0      3224       1934       258735     258735    4741265      8060       3224         0            0    680360
 21            0      3825       2295       258735     258735    4741265      9562       3825         0            0    742949
 22            0      4520       2712       258735     258735    4741265     11300       4520         0            0    801474
 23            0      5342       3205       258735     258735    4741265     13355       5342         0            0    877378
 24            0      6322       3779       258735     258735    4741265     13804       6322         0            0    930565
         -------   -------    -------                                      -------    -------   -------      -------
          259735     47592     320111                                        99521      40409      8433          N/A
-----------------------------------------------------------------------------------------------------------------------------------
ASSUMES THAT BOTH INSUREDS REMAIN ALIVE.

** THE PREMIUM FOR THE ADDITIONAL PROTECTION PORTION OF THE TOTAL INSURANCE IS NOT GUARANTEED. INCREASED PREMIUM MAY BE REQUIRED
   TO MAINTAIN COVERAGE.
 * ILLUSTRATED VALUES AND BENEFITS INCLUDE DIVIDENDS. ILLUSTRATED DIVIDENDS REFLECT CURRENT (1996 SCALE) CLAIM, EXPENSE AND
   INVESTMENT EXPERIENCE AND ARE NOT ESTIMATES OR GUARANTEES OF FUTURE RESULTS. DIVIDENDS ACTUALLY PAID MAY BE LARGER OR SMALLER
   THAN THOSE ILLUSTRATED. THIS ILLUSTRATION DOES NOT REFLECT THAT MONEY IS PAID AND RECEIVED AT DIFFERENT TIMES. 7.39% VARIABLE
   LOAN RATE PROVISION. ILLUSTRATION DOES NOT REFLECT ANY POLICY ACTIVITY AFTER 10/10/96.
LUMP SUMS AND UNSCHEDULED INCREASES IN ADDITIONAL PREMIUMS ARE SUBJECT TO NEW UNDERWRITING AND SERVICE FEES.
NM SELECT/CLASS 3 1 OH  10/29/96   PRESENTED BY STEVEN A. KALIN, CLU
ILLUSTRATION NO. 102996-135105   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY - MILWAUKEE

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
                                                                                                               Page 2 of 3
POLICY NUMBER 12110582      POLICY DATE 02/02/92
APPROXIMATION - BILLING AND ANNUAL POLICY STATEMENTS CONTAIN ACTUAL VALUES


                                                             EXHIBIT 1

$5,000,000 JOINT COMPLIFE PLAN  -  INSURANCE PAYABLE ON SECOND DEATH
FOR ILANA H RATNER       AGE 42 FEMALE.                                             BASIC AMOUNT..............  $1,429,000
    CHARLES A  RATNER    AGE 50 MALE.                                               ADDITIONAL PROTECTION.....  $3,571,000**

CURRENT ANNUAL PREMIUM  $33,270.98  (INCLUDES $13,768.00 ADDITIONAL PREMIUM)                           QUIK PAY PLUS
              ----DIVIDENDS PURCHASE ADDITIONS FOR 12 YEARS AND THEN REDUCE PREMIUMS WITH ANY EXCESS TO ADDITIONS----


                1                 2                3                     4                   5
                                                 TOTAL
 END                          ANNUAL           PAYMENTS*               -----   CASH VALUES  -----
 OF           TOTAL             CASH             FROM
YEAR        INSURANCE*         OUTLAY*         02/02/97*               TOTAL*               GUAR.
-----------------------------------------------------------------------------------------------------
  5          5000000              N/A               N/A                 154416                 65662
  6          5000000            33271             33271                 196738                 83539
  7          5000000            33271             66542                 242414                102016
  8          5000000            33271             99813                 291684                121107
  9          5000000            33271            133084                 344785                140813
 10          5000000            33271            166333                 402009                161148
 11          5000000            33271            199686                 445640                182083
 12          5000000            33271            232897                 534104                203632
 13          5000000            33271            265168                 588246                225767
 14          5000000                0            266168                 632235                248460

 15          5000000                0            266168                 678947                271710
 16          5000000                0            266168                 762433                299531
 17          5000000                0            266168                 780760                319924
 18          5000000                0            266168                 835983                344903
 19          5000000                0            266168                 896139                370453
 20          5000000                0            266168                 953292                396547
 21          5000000                0            266168                1019691                432141
 22          5000000                0            266168                1087317                450135
 23          5000000                0            266168                1139031                477471
 24          5000000                0            266168                1234765                505094
-------------------------------------------------------------------------------------------------------------------------------
ASSUMES THAT BOTH INSUREDS REMAIN ALIVE.

** THE PREMIUM FOR THE ADDITIONAL PROTECTION PORTION OF THE TOTAL INSURANCE IS NOT GUARANTEED. INCREASED PREMIUM MAY BE REQUIRED
   TO MAINTAIN COVERAGE.
 * ILLUSTRATED VALUES AND BENEFITS INCLUDE DIVIDENDS. ILLUSTRATED DIVIDENDS REFLECT CURRENT (1996 SCALE) CLAIM, EXPENSE AND
   INVESTMENT EXPERIENCE AND ARE NOT ESTIMATES OR GUARANTEES OF FUTURE RESULTS. DIVIDENDS ACTUALLY PAID MAY BE LARGER OR SMALLER
   THAN THOSE ILLUSTRATED. THIS ILLUSTRATION DOES NOT REFLECT THAT MONEY IS PAID AND RECEIVED AT DIFFERENT TIMES. 7.39% VARIABLE
   LOAN RATE PROVISION. ILLUSTRATION DOES NOT REFLECT ANY POLICY ACTIVITY AFTER 10/10/96.
LUMP SUMS AND UNSCHEDULED INCREASES IN ADDITIONAL PREMIUMS ARE SUBJECT TO NEW UNDERWRITING AND SERVICE FEES.
NM SELECT/CLASS 3 1 OH  10/29/96   PRESENTED BY STEVEN A. KALIN, CLU
ILLUSTRATION NO. 102996-161559   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY - MILWAUKEE

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

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
                                                                                                               Page 3 of 3
POLICY NUMBER 12110582      POLICY DATE 02/02/92
APPROXIMATION - BILLING AND ANNUAL POLICY STATEMENTS CONTAIN ACTUAL VALUES


                                                             EXHIBIT 1

$5,000,000 JOINT COMPLIFE PLAN  -  INSURANCE PAYABLE ON SECOND DEATH
FOR ILANA H RATNER       AGE 42 FEMALE.                                             BASIC AMOUNT..............  $1,429,000
    CHARLES A  RATNER    AGE 50 MALE.                                               ADDITIONAL PROTECTION.....  $3,571,000**

CURRENT ANNUAL PREMIUM  $33,270.98  (INCLUDES $13,768.00 ADDITIONAL PREMIUM)                           QUIK PAY PLUS
              ----DIVIDENDS PURCHASE ADDITIONS FOR 12 YEARS AND THEN REDUCE PREMIUMS WITH ANY EXCESS TO ADDITIONS----

                1                 2                3                     4                   5
                                                 TOTAL
 END                          ANNUAL           PAYMENTS                -----   CASH VALUES  -----
 OF           TOTAL             CASH             FROM
YEAR        INSURANCE*         OUTLAY*         02/02/97*               TOTAL*               GUAR.
-----------------------------------------------------------------------------------------------------
 25          5000000                0            266168                1314624                532988
 26          5000000                0            266168                1398758                561154
 27          5000000                0            266168                1487292                589648
 28          5000000                0            266168                1580352                618456
 29          5000000                0            266168                1678044                647931

 35          5000000                0            266168                2372738                823418
 45          5140804                0            266168                4050984               1073375
 55          8389936                0            266168                7698136               1287943
-------------------------------------------------------------------------------------------------------
ASSUMES THAT BOTH INSUREDS REMAIN ALIVE.

** THE PREMIUM FOR THE ADDITIONAL PROTECTION PORTION OF THE TOTAL INSURANCE IS NOT GUARANTEED. INCREASED PREMIUM MAY BE REQUIRED
   TO MAINTAIN COVERAGE.
 * ILLUSTRATED VALUES AND BENEFITS INCLUDE DIVIDENDS. ILLUSTRATED DIVIDENDS REFLECT CURRENT (1996 SCALE) CLAIM, EXPENSE AND
   INVESTMENT EXPERIENCE AND ARE NOT ESTIMATES OR GUARANTEES OF FUTURE RESULTS. DIVIDENDS ACTUALLY PAID MAY BE LARGER OR SMALLER
   THAN THOSE ILLUSTRATED. THIS ILLUSTRATION DOES NOT REFLECT THAT MONEY IS PAID AND RECEIVED AT DIFFERENT TIMES. 7.39% VARIABLE
   LOAN RATE PROVISION. ILLUSTRATION DOES NOT REFLECT ANY POLICY ACTIVITY AFTER 10/10/96.
LUMP SUMS AND UNSCHEDULED INCREASES IN ADDITIONAL PREMIUMS ARE SUBJECT TO NEW UNDERWRITING AND SERVICE FEES.
NM SELECT/CLASS 3 1 OH  10/29/96   PRESENTED BY STEVEN A. KALIN, CLU
ILLUSTRATION NO. 102996-161559   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY - MILWAUKEE
